Filed Pursuant to Rule 497(e)
1933 Act File No. 033-16812
1940 Act File No. 811-05308

Perritt MicroCap Opportunities Fund, Inc.

January 17, 2007

Supplement to the
Statement of Additional Information dated February 28, 2006
(as supplemented May 3, 2006)

        This Supplement modifies the Statement of Additional Information of the Perritt MicroCap Opportunities Fund, Inc. dated February 28, 2006, as supplemented May 3, 2006, to provide supplemental disclosure relating to brokerage commissions and the allocation of investment opportunities. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling 1-800-331-8936 or 1-312-669-1650.

Allocation of Portfolio Brokerage

        The last paragraph of the subsection of the Statement of Additional Information titled “Allocation of Portfolio Brokerage,” on page 21, is amended to read in its entirety as follows:

“For the fiscal years ended October 31, 2003, 2004 and 2005, the Fund paid brokerage commissions in the amounts of $305,662, $518,663 and $771,596, respectively. Due to the significant growth of the Fund’s assets from the fiscal year ended October 31, 2003 to the fiscal year ended October 31, 2004, and then again from the fiscal year ended October 31, 2004 to the fiscal year ended October 31, 2005, the Fund’s trade volume, and therefore the amount of brokerage commissions paid, significantly increased from 2003 to 2004 and from 2004 to 2005.”

Allocation of Investment Opportunities

        The subsection of the Statement of Additional Information titled “Allocation of Investment Opportunities,” on page 22, is amended to read in its entirety as follows:

“Although the Fund and the Emerging Fund have differing investment objectives (the Emerging Fund generally invests in smaller capitalization companies than the Fund), there will be times when certain securities will be eligible for purchase by both funds or will be contained in the portfolios of both funds. Although securities of a particular company may be eligible for purchase by both funds, the Adviser may determine at any particular time to purchase a security for one fund, but not the other, based on each fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each fund.

There may also be times when a given investment opportunity is appropriate for some or all of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the funds, over a period of time on a fair and equitable basis.

It is the Adviser’s policy to aggregate the transactions of its large institutional clients (“block trades”), including the funds, when it believes this will result in the best execution at the most favorable price. When securities are being purchased and/or sold by the Adviser’s large institutional clients, including the funds, the Adviser will attempt to allocate block trades on a pro rata basis based on the dollar amount available for investing by the client accounts and each client account’s proportionate share of that amount. Each large institutional client, including the funds, that participates in a block trade will participate at the average share price for all of the Adviser’s transactions in that security on that business day, entered into on behalf of the same group of client accounts.

It is the Adviser’s general policy not to purchase a security in one fund while simultaneously selling it in the other. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one fund experiences substantial cash inflows while the other experiences substantial cash outflows the Adviser may be required to buy securities to maintain a fully invested position in one fund while selling securities in the other fund to meet shareholder redemptions. In such circumstances, either fund may acquire assets from the other fund that are otherwise qualified investments for the acquiring fund, so long as neither fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by the Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by the Fund in the case of a sale than would otherwise have been received, as a result of the Emerging Fund’s transactions affecting the market for such security. In any event, management of the Fund believes that under normal circumstances such events will have a minimal impact on the Fund’s per share NAV and its subsequent long-term investment return.”

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        This Supplement is dated January 17, 2007. Please retain this Supplement for future reference.